               FILED WITH THE SECURITIES AND EXCHANGE COMMISSION
                               ON APRIL 30, 2001

                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

      Filed by the Registrant /X/

      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      / /        CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED
                 BY RULE 14a-6(e)(2))
      /X/        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Section240.14a-12

                                            STEMCELLS, INC.
      -----------------------------------------------------------------------
                 (Name of Registrant as Specified In Its Charter)

                                            STEMCELLS, INC.
      -----------------------------------------------------------------------
           (Name of Person(s) Filing Proxy Statement, if other than the
                                    Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
           and 0-11.
           (1)  Title of each class of securities to which transaction applies:
                ------------------------------------------------------------
           (2)  Aggregate number of securities to which transaction applies:
                ------------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                ------------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ------------------------------------------------------------
           (5)  Total fee paid:
                ------------------------------------------------------------

/ /        Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

           (1)  Amount Previously Paid:
                ------------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
                ------------------------------------------------------------
           (3)  Filing Party:
                ------------------------------------------------------------
           (4)  Date Filed:
                ------------------------------------------------------------

                                STEMCELLS, INC.
                               3155 Porter Drive
                              Palo Alto, CA 94304

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 31, 2001

To the Stockholders of

  STEMCELLS, INC.

    Notice is hereby given that the Annual Meeting of Stockholders of StemCells, Inc. ("StemCells" or the "Company") will be held on May 31, 2001 at 2:00 P.M. at 3155 Porter Drive, Palo Alto, CA 94304 for the following purposes:

    1. To elect Class I directors to serve until the 2004 Annual Meeting of Stockholders;

    2. To consider and vote upon a proposal to adopt the 2001 Equity Incentive Plan as proposed;

    3. To consider and vote upon a proposal to ratify the selection of Ernst & Young LLP as independent public accountants for the Company for the fiscal year ending December 31, 2001; and

    4. To transact any and all other business that may properly come before the meeting.

    The Board of Directors has fixed the close of business on April 23, 2001 as the record date for determining those Stockholders who are entitled to notice of and to vote at the meeting. The stock transfer books will not be closed between the record date and the date of the meeting.

    Representation of at least a majority of all outstanding shares of Common Stock of StemCells is required to constitute a quorum. Accordingly, it is important that your shares be represented at the meeting. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. Your proxy may be revoked at any time prior to the time it is voted.

    Please read the proxy material carefully. Your vote is important and the Company appreciates your cooperation in considering and acting on the matters presented.

                                          By Order of the Board of Directors,

                                          IRIS BREST
                                          SECRETARY

April 30, 2001
Palo Alto, California

                                PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                                       OF
                                STEMCELLS, INC.

    The enclosed form of proxy is solicited on behalf of the Board of Directors of StemCells, Inc. (the "Company") for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on May 31, 2001 at 2:00 P.M. at the Company's headquarters at 3155 Porter Drive, Palo Alto, California 94304. The cost of solicitation of proxies will be borne by the Company. Directors, officers and employees of the Company may also solicit proxies by telephone, facsimile or in person for no additional compensation. The Company will reimburse banks, brokerage firms, and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of shares.

    Only stockholders of record at the close of business on April 23, 2001 are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. There were 21,470,385 shares of the Company's Common Stock, $.01 par value (the "Common Stock"), outstanding on such date, each of which is entitled to one vote for each share on the matters to be voted upon.

    Shares of the Company's Common Stock represented by proxies in the form enclosed which are properly executed and returned to StemCells and not revoked, will be voted as specified therein by the stockholder. In the absence of contrary instructions, or in instances where no specification is made, the shares will be voted FOR the election as directors of the nominees as described herein under "Proposal Number 1--Election of Directors," FOR adoption of the proposed 2001 Equity Incentive Plan as described herein under "Proposal 2--Adoption of the 2001 Equity Incentive Plan," FOR ratification of the selection of accountants as described herein under "Proposal Number 3--Ratification of Selection of Independent Public Accountants," and in the discretion of the named proxies, as to any other matter that may properly come before the Annual Meeting. Any stockholder signing and delivering a proxy may revoke it at any time before it is voted by delivering to the Secretary of the Company a written revocation or a duly executed proxy bearing a date later than the date of the proxy being revoked. Any record stockholder attending the Annual Meeting in person may revoke his or her proxy and vote his or her shares at the Annual Meeting.

    A copy of the Company's Annual Report to Stockholders for the fiscal year ended December 31, 2000 will be mailed, along with this Proxy Statement, on or about May 3, 2001 to all stockholders entitled to vote at the Annual Meeting.

                QUORUM, REQUIRED VOTES, AND METHOD OF TABULATION

    Consistent with Delaware law and under the Company's Amended and Restated By-laws, a majority of the shares entitled to be cast on a particular matter, present in person or represented by proxy, constitutes a quorum as to such matter. Persons appointed by the Company to act as election inspectors for the meeting will count votes cast by proxy or in person at the Annual Meeting.

    Election of directors by stockholders shall be determined by a plurality of the votes cast by the stockholders entitled to vote at the election that are present in person or represented by proxy. The approval of the proposal to adopt the Company's 2001 Equity Incentive Plan requires the approval of a majority of the votes entitled to be voted at the Annual Meeting. The approval of the proposal to ratify the selection of accountants requires a majority of the votes cast to be affirmative.

    The election inspectors will count shares represented by proxies that withhold authority to vote for a nominee for election as a director or that reflect abstentions and "broker non-votes" (i.e., shares represented at the meeting held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) only as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum, but neither abstentions nor broker non-votes have any effect on the outcome of voting on the matter.

    Management does not know of any matters to be presented at this Annual Meeting other than those set forth in this Proxy Statement and in the Notice accompanying this Proxy Statement. If other matters should properly come before the meeting, the proxy holders will vote such matters in accordance with their best judgment. Any stockholder has the right to revoke his or her proxy at any time before it is voted.

                  SHARE OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

    The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of March 09, 2001 by (i) each person known by the Company to be the beneficial owner of more than 5% of the Company's outstanding Common Stock, (ii) each director and nominee for director,
(iii) each executive officer named in the Summary Compensation Table and
(iv) all executive officers and directors of the Company as a group. Except as otherwise indicated, the Company believes that the beneficial owners of the Common Stock listed below, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable, and that there are no other affiliations among the stockholders listed in the table.

                                                                                       PERCENTAGE
                                                                   SHARES               OF CLASS
NAME AND ADDRESS OF BENEFICIAL OWNER(1)                      BENEFICIALLY OWNED*   BENEFICIALLY OWNED*
---------------------------------------                      -------------------   -------------------
Donald Kennedy, Ph.D.......................................           10,309(2)             **
Mark J. Levin..............................................          347,775(3)            1.5%
Martin M. McGlynn..........................................               --                **
Roger Perlmutter, M.D., Ph.D...............................               --                **
John J. Schwartz, Ph.D.....................................          115,588(4)             **
Irving Weissman, M.D.......................................          291,308(5)            1.3%
George W. Dunbar, Jr.......................................           50,049(6)             **
Ann Tsukamoto, Ph.D........................................           84,521(7)             **
Ronnda Bartel, Ph.D........................................           22,742(8)             **
All directors and executive officers as a group (9
  persons).................................................          922,292               4.1%
Millennium Partners, LP....................................        2,152,393(9)            9.5%

------------------------

* All numbers are based on information obtained by questionnaire or filings on Forms 13D or 13G received by the Company.

**  Less than one percent.

(1) The address of all such persons, except Millennium Partners, LP, is c/o the Company, 3155 Porter Drive, Palo Alto, California 94304. The address of Millennium Partners, LP is 551 Fifth Avenue, New York, New York 10176.

(2) Includes 10,309 shares issuable upon exercise of stock options exercisable within 60 days.

(3) Includes 37,400 shares issuable upon exercise of stock options exercisable within 60 days. Includes 198,871 shares issuable upon conversion of 6% cumulative convertible preferred shares at the currently applicable conversion price. Does not include a warrant to purchase 37,500 shares exercisable at a price above the current market price. Includes 111,504 shares held outright.

(4) Includes 115,588 shares issuable upon exercise of stock options exercisable within 60 days.

(5) Includes 34,486 shares issuable upon exercise of stock options exercisable within 60 days and 7,160 shares issuable upon exercise of warrants exercisable within 60 days. Includes 198,871 shares issuable upon conversion of 6% cumulative convertible preferred shares at the currently applicable conversion price. Does not include a warrant to purchase 37,500 shares exercisable at a price above the current market price. Includes a total of 50,791 shares owned by trusts for the benefit of Dr. Weissman's children as to which he disclaims beneficial ownership.

(6) Includes 26,031 shares issuable upon exercise of stock options exercisable within 60 days. Includes 24,018 shares held outright. Mr. Dunbar was appointed Acting President and Chief Executive Officer of the Company's wholly owned subsidiary, StemCells California, Inc., effective as of November 8, 1999, and was appointed Acting President and Chief Executive Officer of the Company effective as of February 1, 2000.

(7) Includes 84,521 shares issuable upon exercise of stock options exercisable within 60 days.

(8) Includes 22,742 shares issuable upon exercise of stock options exercisable within 60 days.

(9) Includes 1,054,835 shares held outright. Includes 101,587 shares currently issuable upon the exercise of warrants issued on August 3, 2000. Includes 19,900 shares currently issuable upon the exercise of warrants issued on August 30, 2000. Includes 461,894 if shares currently issuable upon exercise of an option issued on August 3, 2000 to purchase up to $2 million of our Common Stock based upon the market price of the Common Stock at the time of the exercise. Includes 50,808 shares issuable upon the exercise of warrants issuable upon exercise of the aforementioned option. Includes 463,369 shares issuable upon exercise of an adjustable warrant.

              INFORMATION CONCERNING THE BOARD AND ITS COMMITTEES

    During 2000, the Board of Directors was composed of Mr. Levin and Drs. Schwartz and Weissman for the entire year, Dr. Richard Rose until his resignation on January 31, 2000, Dr. Donald Kennedy until his resignation on December 15, 2000, and Dr. Roger Perlmutter after his appointment on
December 15, 2000. The Board had two standing committees: the Compensation and Stock Option Committee (the "Compensation Committee") and the Audit Committee. The Company has no nominating committee, and the Executive Committee was dissolved on February 23, 2000, without having met. The Compensation Committee held 3 meetings during the fiscal year ended December 31, 2000 and was composed of Mr. Levin and Dr. Schwartz. The Compensation Committee makes recommendations to the Board and the Company's management concerning salaries in general, determines executive compensation and approves incentive compensation for Company employees and consultants. The Company's Audit Committee held 2 meetings during the fiscal year ended December 31, 2000 and was composed of Dr. Schwartz and, until his resignation from the Board, Dr. Kennedy. The Audit Committee reviews the results and scope of the audit and other services provided by the Company's independent auditors.

    Prior to the fiscal year ended December 31, 2000, each director who was not an employee and who did not have a pre-existing consulting relationship with the Company received an annual retainer of $18,000 payable quarterly, in addition to $1,500 for each Board meeting attended ($500 for each telephonic meeting) and $500 for each Committee meeting attended if not contemporaneous with a Board meeting. Upon election (or contemporaneously with the approval in 1998 of the revised compensation plan with respect to those directors already serving), each such director also received an option to purchase 20,000 shares of the Company's Common Stock exercisable at the fair market value of the Common Stock at the time of grant, such shares vesting in equal portions over three years on each anniversary of the grant date. The compensation of the Chairman of the Board is described under "CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS." At a meeting of the Board on February 23, 2000, in order to conserve cash and demonstrate their continuing confidence in the Company's future, the directors unanimously adopted a resolution revising their compensation arrangements with the Company, for the period commencing January 1, 2000. Under the terms of this resolution, the directors waived any and all cash payments that may accrue to them for their quarterly retainer and meeting fees and received, in lieu of such cash payments, compensation in the form of options to purchase shares of the Company's common stock at below market prices ($0.25 per share). The number of shares to be distributed to the directors were calculated using the closing price of the Company's common stock for the date of the subject Board or Committee meeting (if such Committee meeting was not held contemporaneously with a Board meeting) or, with respect to the quarterly retainer payments, the closing price for the last business day of the quarter, less the option price of $0.25 per share. All options so issued to the directors vested immediately. As of October 1, 2000, as a result of an amendment to his consulting agreement with the Company, Dr. Weissman received the same compensation as other non-employee members of the Board. Under a policy recently approved by the Board of Directors, the Chairman of the Board receives a retainer of $35,000 annually (in below-market options calculated as described above), in addition to meeting payments and at-market options on the same basis as other directors. In addition, the policy now provides that on the third anniversary of the original appointment of each re-elected director, such member shall receive an option for 15,000 shares of the Company's Common Stock to vest annually over three years. Shares of Common Stock issued to directors in lieu of cash payments for Board service shall be nonforfeitable, and a director shall have all of the rights of a stockholder of the Company with respect to such Common Stock. Directors are reimbursed for their expenses in attending meetings of the Board of Directors and meetings of committees of the Board of Directors.

    The Board of Directors of StemCells held 11 meetings during the fiscal year ended December 31, 2000. During the time they held office, all of the directors attended at least 75% of the meetings of the Board of Directors and of all committees on which they served.

                               EXECUTIVE OFFICERS

    The executive officers of the Company who are not also directors of the Company are:

NAME                                          AGE                       POSITION
----                                        --------   ------------------------------------------
George W. Dunbar, Jr......................        53   Acting President and Chief Executive
                                                       Officer
Ann Tsukamoto, Ph.D.......................        48   Vice President, Scientific Operations
Ronnda Bartel, Ph.D.......................        42   Vice President, Scientific Development

    George W. Dunbar, Jr., was appointed Acting President and Chief Executive Officer of the Company effective as of February 1, 2000 and held this position until his resignation on January 15, 2001. Mr. Dunbar joined the Company as Acting President of StemCells California, Inc., the Company's wholly owned subsidiary, on November 8, 1999. From September 2000 through the present,
Mr. Dunbar has been CEO and a member of the Board of Directors of Epic Therapeutics, Inc., a privately held drug delivery technology company. From September 1999 through the present, Mr. Dunbar has been a founding member of ICEO, LLC. From July 1991 until July 1999, Mr. Dunbar was President, Chief Executive Officer and a member of the Board of Directors of Metra Biosystems, which merged with Quidel Corporation during 1999. Prior to Metra Biosystems,
Mr. Dunbar was a vice president of The Ares-Serono Group, a Swiss healthcare company, as well as a prior position as a vice president of Amersham's International plc's life sciences business in the United States. Mr. Dunbar serves as a Board member for Competitive Technologies, Quidel Corporation, LJL Biosystems, Sonus Pharmaceuticals and The Valley Medical Center Foundation. He also sits on the MBA Advisory Board of the Auburn University School of Business, his alma mater.

    Ann Tsukamoto, Ph.D., joined the Company in November 1997 as Senior Director, Scientific Operations, and was appointed Vice President, Scientific Operations in June 1998. From 1989 until she joined StemCells, Dr. Tsukamoto was employed at SyStemix, Inc., where she served in various research capacities before transitioning to the position of Director of Clinical Science. At SyStemix, Inc., Dr. Tsukamoto assisted in the launch of its clinical research program for the hematopoietic stem cell. She received her Ph.D. degree from the University of California, Los Angeles and did postdoctoral research with Dr. Harold Varmus at the University of California, San Francisco. Dr. Tsukamoto is an inventor on six issued U.S. Patents related to the human hematopoietic stem cell. As of March 5, 2001, Dr. Tsukamoto became a member of the Board of Directors for the Society of Regenerative Medicine and Stem Cell Biology.

    Ronnda Bartel, Ph.D., joined the Company in July 1998, as Senior Director, Cell Development, and was appointed Vice President, Scientific Development of StemCells in April 2000. From 1995 until her employment with the Company, Dr. Bartel was Senior Principal Scientist at Advanced Tissue Sciences Inc., responsible for research, development, and manufacturing of tissue engineered human cell based products. Dr. Bartel was awarded her Ph.D. degree in biochemistry from the University of Kansas, Lawrence and did postdoctoral work with Dr. John Voorhees at the University of Michigan, Ann Arbor.

    All executive officers of the Company are elected annually and serve at the discretion of the Board of Directors.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    The following non-employee directors served on the Compensation and Stock Option Committee in 2000: Mr. Levin and Dr. Schwartz. In 1989, 1990 and 1991 Mr. Levin was an executive officer of the Company.

    The Company entered in a Consulting Services Agreement with John J. Schwartz on July 27, 1998, as amended December 19, 1998, for strategic business advice and counseling services, including assistance in the negotiation and consummation of strategic collaboration transactions specified by the Company. Dr. Schwartz was elected to the Board of Directors on December 19, 1998 and became a member of the Compensation Committee on that date. During the fiscal year ended December 31, 1999, the Company made payments to Dr. Schwartz under the Consulting Services Agreement and the letter agreement dated December 19, 1998 and amended as of July 1, 1999 (the "Letter Agreement"), under which he served as a Director and Chairman of the Board. (SEE "CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS" HEREIN FOR MORE INFORMATION). Both the Consulting Services Agreement and the Letter Agreement were terminated as of March 31, 2001.

    The Company believes the terms of these agreements were and are no less favorable to the Company than could have been obtained from unaffiliated third parties.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    As noted in the section immediately above, Dr. Schwartz, a member and Chairman of the Board of Directors, was retained in July 1998 under a Consulting Services Agreement to serve as a consultant to the Company rendering strategic business advice and counseling services, including assistance in the negotiation and consummation of strategic collaboration transactions specified by the Company. The Consulting Services Agreement provided for compensation to
Dr. Schwartz in the amount of $50,000 in cash for services rendered during the period of September 27, 1997 through July 26, 1998, plus a fully vested option to purchase 20,000 shares of the Company's Common Stock at $1.281, the fair market value of the Company's Common Stock at the time of the grant. For services rendered during the term of the Consulting Services Agreement, Dr. Schwartz was entitled to total cash compensation of $120,000, an option to purchase 76,000 shares of the Company's Common Stock with an exercise price equal to the closing bid price for the shares on July 27, 1998, and an option to purchase 48,000 shares of the Company's Common Stock at the then current fair market value of the Company's Common Stock on July 27, 1999, vesting at a rate of 2,000 shares per month. In addition, the Consulting Services Agreement provided that in the event that, at a time when Dr. Schwartz was not a member of the Board but the Consulting Services Agreement was still in effect, Dr. Schwartz materially participated in the negotiation and consummation of a strategic collaboration transaction specified by the Company, he would have been be entitled to receive additional compensation equal to 3% of the transaction consideration, payable half in cash and half in the form of an option or warrant to purchase shares of the Company's Common Stock at $.20 per share, the number of shares being calculated based on the fair market value of the Company's Common Stock ten days prior to the first public announcement of the consummation of, the execution of a letter of intent for or the existence of discussions concerning the collaboration transaction. On December 19, 1998, there were no such strategic collaboration transactions that would have given rise to additional compensation.

    On December 19, 1998, Dr. Schwartz became a member of the Board and its Chairman and his compensation for services in this capacity was provided for under the terms of a Letter Agreement, which also incorporated certain compensation provided for under the Consulting Services Agreement. Under the Letter Agreement, as amended July 1, 1999,
Dr. Schwartz in his capacity as Chairman was entitled to receive $132,000 in cash per year, plus $1,500 per Board or Committee meeting and $500 per telephonic meeting. He also received an option to acquire 40,000 shares of the Company's Common Stock under the 1992 Equity Incentive Plan, with an exercise price equal to the fair market value on the date of the grant. The time requirement for his position was set at thirty (30) business days per quarter. Dr. Schwartz canceled both the Letter Agreement and the Consulting Services Agreement as of March 31, 2001 (SEE "EMPLOYMENT AND SEVERANCE AGREEMENTS"). He currently continues to serve in his position as Chairman and member of the Board of Directors under the terms of the compensation policy recently approved by the directors and discussed further herein under "Information Concerning the Board and its Committees."

    Dr. Weissman, a member of the Board of Directors, was retained in September 1997 to serve as a consultant to us. Pursuant to his Consulting Agreement, Dr. Weissman has agreed to provide consulting services to us and serve on our Scientific Advisory Board. We agreed to pay Dr. Weissman $50,000 per year for his services and granted him an option to purchase 500,000 shares of Common Stock for $5.25 per share, of which 31,250 shares vested at the date of grant. Originally, the remainder of the option would have vested upon the occurrence of certain milestones related to the Company's stem cell research program and in the event of certain changes of control. We agreed to amend the option on October 27, 2000 so that the shares would become exercisable over eight years from the original grant date (so the option is currently exercisable for 200,000 shares) or in the event of certain changes of control. We have recorded a compensation expense of $823,759 during the fourth quarter of 2000 as a result of this change in the vested portion of the option. The deferred compensation expense associated with the unvested portion of the grant was recorded as $669,116. We plan to revalue the options using the Black-Scholes method on a quarterly basis and recognize additional compensation expense accordingly. The Company also agreed to nominate Dr. Weissman for a position on the Board of Directors. The Consulting Agreement contains confidentiality, noncompetition, and assignment of invention provisions and is for a term of fifteen years, subject to earlier termination by us for cause or frustration of purpose and earlier termination by Dr. Weissman for good reason. Dr. Weissman initially received no compensation as a member of the Board of Directors or for attending meetings of the Board or its committees or meetings of our Scientific Advisory Board, but was reimbursed for reasonable expenses he incurred in attending such meetings. In December 2000, we agreed with Dr. Weissman that we would pay him the same compensation paid to other members of the Board.

    In April 2000, we sold 750 shares of our 6% cumulative convertible preferred stock plus a warrant to purchase 37,500 shares of our common stock to each of Dr. Weissman and Mr. Levin for $750,000, for a total of $1,500,000, on terms more favorable to us than we were able to obtain from outside investors. The face value of the shares is convertible at the option of the holder into common stock at $3.77 per share. The holders of the preferred stock have liquidation rights equal to their original investments plus accrued but unpaid dividends. The investors would be entitled to make additional investments in our securities on the same terms as those on which we complete offerings of our securities with third parties within 6 months, if any such offerings are completed. If offerings totaling at least $6 million are not completed during the 6 months, the investors have the right to acquire up to a total of 1,126 additional shares of convertible preferred stock the face value of which is convertible at the option of the holder into common stock at $6.33 per share. Any unconverted preferred stock will be converted into common stock on April 13, 2002 in the case of the original stock issued and two years after the first acquisition of any of the additional 1,126 shares, if any are acquired. The warrants expire on April 13, 2005.

                             EXECUTIVE COMPENSATION

    The following table sets forth the compensation paid by us to our Chief Executive Officer during the fiscal years ended December 31, 2000, 1999, and 1998 and the two other most highly compensated executive officers who served in such capacities during the fiscal year ended December 31, 2000 but who were not serving in such capacities as of the end of such fiscal year. There were no other persons serving as executive officers at the end of such fiscal year.

                           SUMMARY COMPENSATION TABLE

                                                                                                   AWARDS
                                                                                   --------------------------------------
                                                                                           LONG TERM COMPENSATION
                                                   ANNUAL COMPENSATION             --------------------------------------
                                          --------------------------------------   RESTRICTED   SECURITIES
                                                                  OTHER ANNUAL       STOCK      UNDERLYING    ALL OTHER
NAME AND PRINCIPAL POSITION      YEAR     SALARY($)   BONUS($)   COMPENSATION($)   AWARDS($)    OPTIONS(#)   COMPENSATION
----------------------------   --------   ---------   --------   ---------------   ----------   ----------   ------------
GEORGE W. DUNBAR, JR. ......     2000      186,538     50,000             --              --     36,031           --
  Acting President and Chief     1999                                                            48,000
  Executive Office(1)

RICHARD M. ROSE M.D. .......     2000      309,632         --             --              --         --           --
  Chief Executive Officer(2)     1999      279,974         --             --              --         --        4,667(3)
                                 1998      286,553         --             --              --    150,000(4)    11,330(5)

ANN TSUKAMOTO, PH.D. .......     2000      159,054         --             --              --         --        4,783(6)
  VP, Scientific Operations

RONNDA BARTEL, PH.D. .......     2000      129,668         --             --              --         --        3,245(7)
  VP, Scientific Development

--------------------------

(1) Mr. Dunbar became Acting President and Chief Executive Officer effective as of February 1, 2000, and resigned from that position effective as of January 15, 2001.

(2) Dr. Rose became Chief Executive Officer on September 26, 1997. Dr. Rose resigned as a director and officer of the company and its wholly owned subsidiary effective as of January 31, 2000.

(3) Represents the personal portion of the use of a company vehicle, as well as $5,000 of fair market value of our matching contributions of common stock to Dr. Rose's account in the company's 401(k) Plan.

(4) Represents the regrant of an option in the original amount of 200,000 shares which was reduced to 150,000 shares as a result of the employee equity incentive repricing plan approved by the Board of Directors on July 10,1998.

(5) Represents $4,666.56 of fair market value of the company matching contributions of common stock to Dr. Rose's account in our 401(k) Plan.

(6) Represents $4,783 of fair market value of the company matching contributions of common stock to Dr. Ann Tsukamoto.

(7) Represents $3,245 of fair market value of the company matching contributions of common stock to Dr. Ronnda Bartel.

                      EMPLOYMENT AND SEVERANCE AGREEMENTS

    Prior to March 31, 2001, Dr. Schwartz, a member and Chairman of the Board of Directors, served under two agreements with the Company. The terms of these agreements are discussed in further detail in the section herein entitled "Certain Relationships and Related Transactions." Dr. Schwartz canceled both the Letter Agreement and the Consulting Services Agreement as of March 31, 2001. He continues to serve as a member and Chairman of the Board of Directors of the Company.

    Martin McGlynn joined the company as President and Chief Executive Officer on January 15, 2001. Under the terms of an agreement between Mr. McGlynn and us, Mr. McGlynn is entitled to an annual base salary of $275,000 per year, reviewable annually by the Board of Directors, and a bonus, in the Board's sole discretion, of up to 25% of his base salary. Mr. McGlynn was granted an option to purchase 400,000 shares of Common Stock with an exercise price equal to the fair market value of the Common Stock on the date of his employment. One-fourth of these options will vest on the first anniversary of his employment and the remaining three-fourths will vest in equal monthly installments during his second through fourth years of employment. The Board may, in its sole discretion, grant Mr. McGlynn a bonus option to purchase up to an additional 25,000 shares. The vesting under the option is subject to acceleration in the event of certain changes of control. We also agreed to pay Mr. McGlynn a $50,000 relocation bonus and reimburse him for relocation expenses. Our agreement with Mr. McGlynn provides that if his employment is terminated by the Company without cause or by Mr. McGlynn for good reason, he will be entitled to severance payments equal to one year's base salary and he will receive healthcare benefits under our plans for one year after termination. If Mr. McGlynn's employment is terminated as a result of his disability, he will receive up to six months' base salary. If we terminate Mr. McGlynn's employment for cause or if he resigns, he will not be entitled to any severance or other benefits.

    Under the terms of an agreement dated September 25, 1997, Dr. Rose agreed to serve as President, Chief Executive Officer and a director of the Company.
Dr. Rose was entitled to an annual salary of $275,000 and a bonus of up to 25% of his salary. The agreement provided for the grant to Dr. Rose of a stock option covering 200,000 shares of Common Stock that vested as to one quarter of such number of shares on the first anniversary of the date of grant and equally as to the remaining shares over the following 36 months. This stock option was regranted in July 1998 and reduced to 150,000 shares of Common Stock as a result of the repricing of the stock option, with no change to the vesting schedule other than a pro-rata reduction of the number of shares which vest on each date. In addition, Dr. Rose, under the agreement, was granted a stock option covering 100,000 shares of the Company's Common Stock, which option vests upon the achievement of certain milestones related to the Company's stem cells research program. The agreement provided for reimbursement of certain moving costs up to $125,000 and for a bridge loan for purchase of a home up to $200,000. The agreement also provided for certain employee benefits and contained provisions regarding confidentiality and noncompetition before and after employment.
Dr. Rose's employment terminated as of the effective date of his resignation, January 31, 2000. Pursuant to the terms of his agreement, Dr. Rose continued to receive periodic payments of his base annual salary for the period of February 1, 2000 through January 31, 2001, and retains his stock option grant which vests upon the achievement of certain milestones related to the Company's stem cells research program.

    Under the terms of two agreements dated as of November 17, 1999 and effective as of November 8, 1999, the first between the Company and ICEO, LLC ("ICEO") and the second between the Company and George W. Dunbar, Jr., a member of ICEO, Mr. Dunbar agreed to serve as Acting President of StemCells

California, Inc., the Company's wholly owned subsidiary. Pursuant to the terms of his agreement with the Company, Mr. Dunbar was entitled to an annual salary of $175,000 and was granted a stock option to purchase 48,000 shares of the Company's common stock that vested at the rate of 4,000 shares per month commencing on December 6, 1999 and continuing until November 6, 2000. Pursuant to the terms of the agreement between ICEO and the Company, ICEO was entitled to receive annual compensation of $75,000 for so long as Mr. Dunbar continues to serve in his role as Acting President of StemCells California, Inc. or in any other interim role with the Company. In addition, ICEO was granted a stock option to purchase 48,000 shares of the Company's common stock that vested at the rate of 4,000 shares per month commencing on December 6, 1999 and continuing until November 6, 2000. Additionally, the agreements provided that the Board consider once per quarter the grant of an option for an additional 3,000 shares for Mr. Dunbar and 3,000 for ICEO if it were determined that the services rendered by Mr. Dunbar during the preceding quarter exceeded expectations. Options for 9,000 such additional shares were granted by the Board to each of ICEO and Mr. Dunbar. As a member of ICEO, Mr. Dunbar was entitled to receive, once annually, a distribution of his assigned allocable percentage of net taxable income and net long-term gain with respect to the pooled income and gain from shares of stock or exercised options received by ICEO from its clients, including that received from the Company. Mr. Dunbar was also appointed Acting President and Chief Executive Officer of the Company effective as of February 1, 2000, with no adjustment to his or ICEO's compensation or stock options. In the event that during the period of his service as Acting President and Chief Executive Officer or within 120 days from the termination of such services, Mr. Dunbar was to become a permanent employee of the Company in any capacity, the Company would have been obligated under the ICEO agreement to pay ICEO a fee equal to one-third of the then targeted first year's compensation for Mr. Dunbar. As of November 6, 2000, the agreement with ICEO terminated, and the Board entered a new agreement with Mr. Dunbar under which he received a one-time cash bonus of $50,000, an option to purchase that number of shares equal to $50,000 divided by the difference between the closing price of one share of the Company's Common Stock on the date of the grant and $1.094, vesting immediately, compensation at the rate of $250,000 per year, and an option to purchase 8,000 shares per month of the Company's stock at $1.094 per share, vesting proportionally over the month so long as he continued to serve as Acting President and CEO. Mr. Dunbar served in that capacity until January 15, 2001. The Board extended the time for exercise of Mr. Dunbar's vested but unexercised options until October 15, 2001.

    Under the terms of an agreement dated as of June 8, 1998, and amended and restated as of June 8, 1999 (the "Agreement"), Philip Yachmetz agreed to serve as Senior Vice President, Business Development, General Counsel and Secretary of the Company for a period ending on October 31, 1999 and then to serve as a consultant to the Company for the period ending on April 30, 2000. Under the Agreement, Mr. Yachmetz received a stock option grant for 12,000 shares of the Company's Common Stock that vests 1,500 shares per month commencing
September 1, 1999 through April 1, 2000. While the term of Mr. Yachmetz' employment expired on October 31, 1999, he is currently acting as a consultant to the Company pursuant to the terms of the Agreement, under which he is entitled to a monthly retainer of $2,500 for up to 12 hours of consulting services and a per diem rate of $1,500 plus expenses for additional consulting services.

    In the case of certain terminations of employment with the Company other than for cause, all officers are entitled to severance equal to a percentage of annual base pay, adjusted for length of service with the Company. In addition, in the event of certain changes of control of the Company, severance payments payable to senior officers will be increased to an amount equal to annual salary reduced by the amount of certain stock and option gains.

                         REPORT OF THE AUDIT COMMITTEE

    Until December 15, 2000, the Audit Committee consisted of Drs. Schwartz and Kennedy. Dr. Kennedy resigned from the Audit Committee effective as of December 15, 2001 when he resigned from the Board of Directors of the Company. As of the date hereof, the Audit Committee consists of Drs. Schwartz and Perlmutter. Each of the members of the Audit Committee is independent (as defined in the NASDAQ's listing standards).

    The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing financial reports and other financial information provided by the Company to any governmental body or the public, the Company's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established, and the Company's auditing, accounting and financial processes generally. The Audit Committee annually recommends to the Board of Directors the appointment of a firm of independent auditors to audit the financial statements of the Company and meets with such personnel of the Company to review the scope and the results of the annual audit, the amount of audit fees, the Company's internal accounting controls, the Company's financial statements contained in the Company's Annual Report to Stockholders and other related matters. A more detailed description of the functions of the Audit Committee can be found in the Company's Audit Committee Charter, attached to this proxy statement as Annex B.

    The Audit Committee has reviewed and discussed with management the financial statements for fiscal year 2000 audited by Ernst & Young LLP, the Company's independent auditors. The Audit Committee has discussed with Ernst & Young LLP various matters related to the financial statements, including those matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU 380). The Audit Committee has also received the written disclosures and the letter from Ernst & Young LLP required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), and has discussed with Ernst & Young LLP its independence. We received the following information concerning the fees of the independent accountants for the year ended December 31, 2000, and have considered whether the provision of these services is compatible with maintaining the independence of the independent accountants:

Audit Fees (including review of 10-Qs)......................  $119,405
Financial Information Systems Design and Implementation
  Fees......................................................         0
All Other Fees..............................................   177,404

    Based upon such review and discussions the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ending December 31, 2000 for filing with the Securities and Exchange Commission.

                                                                 AUDIT COMMITTEE
                                                                    Dr. Schwartz
                                                                  Dr. Perlmutter

    NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN ANY OF THE COMPANY'S PREVIOUS FILINGS UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, THAT MIGHT INCORPORATE FUTURE FILINGS, INCLUDING THIS PROXY STATEMENT, IN WHOLE OR IN PART, THE FOLLOWING REPORT AND THE PERFORMANCE GRAPH ON PAGE 17 SHALL NOT BE INCORPORATED BY REFERENCE INTO ANY SUCH FILINGS.

             REPORT OF THE COMPENSATION AND STOCK OPTION COMMITTEE

    The reorganization and rationalization of the Company's operations begun in 1999 continued throughout 2000 and presented many unique challenges and periods of uncertainty for the Company and its employees and executive officers. Throughout this period the Company used it best efforts to continue to apply a consistent philosophy of compensation for all employees, including executive officers. This philosophy is based on the premise that the achievements of the Company result from the coordinated efforts of all individuals working toward common objectives within each of the then existing projects of the Company's respective business units. The Company strives to achieve those objectives through teamwork focused on meeting or exceeding strategic, scientific and business goals and the expectations of the Company's shareholders. For the fiscal year ended December 31, 2000, there were different levels of achievement of strategic, scientific and business goals between the Company's business units and to certain extents, the rewards and compensation awarded to the Company's employees, including executive officers, reflected those differences.

COMPENSATION PHILOSOPHY FOR EXECUTIVE OFFICERS

    The goals of the compensation program are to reward individual and team performance and to encourage future performance by aligning compensation with scientific and business objectives and performance and to enable the Company to attract, retain and reward executive officers who contribute to the long-term success of the Company. The Company's compensation program for executive officers is based on four principles:

    - Company pays competitively.

    The Company is committed to a compensation program that helps attract and retain the best people in the industry. To ensure that its compensation is competitive, the Company regularly compares its compensation levels with those companies it considers comparable and sets its compensation parameters based on this review.

    - Company compensates its executive officers for performance.

    Executive officers are rewarded based upon both corporate performance and individual performance. Corporate performance is evaluated by reviewing the extent to which strategic and business plan goals are met. Individual performance is evaluated by reviewing organizational and management development progress against set objectives and the degree to which teamwork and Company values are fostered by the individual's actions.

    In early stage biopharmaceutical companies, performance is best judged by success in achievement of scientific and technical milestones, product development progress (including progress toward and through clinical trials), strategic human resources development, capitalization and financing goals, and commercialization goals. These are the bases presently used by the Committee.

    - Company strives for fairness in the administration of pay.

    The Company strives to achieve a balance of the compensation paid to a particular individual and the compensation paid to other executive officers both inside the Company and at comparable companies.

    - Company believes that all employees, including executive officers, should understand and constructively participate in the performance evaluation process, which operates as follows:

1. At the beginning of the performance cycle, the evaluating manager (who in the case of executive officers is the Chief Executive Officer) in conjunction with the employee sets objectives and key goals for the employee based upon Company goals previously established by senior management.

2. The evaluating manager gives the employee ongoing feedback about the employee's performance against established goals.

3. At the end of the performance cycle, the employee submits a summary of the employee's accomplishments against key goals and the manager reviews and evaluates this summary.

4. The evaluating manager compares the evaluation results to the results of evaluations of peers within the Company.

5. The Chief Executive Officer and the Human Resources Director (and absent such officer, the Chief Financial Officer) review results of all evaluations except that of the Chief Executive Officer. These evaluations are subsequently discussed between the evaluating manager and the employee. In the case of the evaluation of the Chief Executive Officer, the Compensation Committee serves as the evaluating manager.

6. For executive officers, the results of the performance evaluation are discussed with the Compensation Committee, which reviews these results and approves (subject to their review) recommendations for compensation made by the Chief Executive Officer.

7. Decisions on cash compensation and, where appropriate, stock options or other long-term incentive compensation are based on the employee's evaluation compared with the evaluations of all employees of the Company.

COMPENSATION VEHICLES

    The Company uses a simple total compensation program consisting of cash and equity-based compensation. Having a compensation program that allows the Company to successfully attract and retain executive officers permits it to enhance shareholder value, motivate technological innovation and foster teamwork. The vehicles used are:

CASH-BASED COMPENSATION

    SALARY--The Company sets base salaries for executive officers by reviewing the aggregate of base salary and bonus for individuals in competitive positions in the market and adjusting such aggregate to reflect individual performance.

    ANNUAL CASH BONUS--Executive officers and the Chief Executive Officer are eligible to receive an annual cash bonus upon the attainment of predetermined corporate objectives approved by the Committee at the beginning of the year, with progress against them reviewed at year-end to determine the appropriate bonus payment. At full achievement of objectives, the Chief Executive Officer would be targeted to receive a bonus of 25% of his annual base salary and the other executive officers to receive 15% of their respective annual bases salaries. The amount actually paid in any one year may be more or less than the targeted bonus based on over or under achievement of objectives. In 2000, in light of the Company's cash position, no annual cash bonuses were authorized for the year.

EQUITY-BASED COMPENSATION

    STOCK OPTION PROGRAM--The purpose of the Company's stock option program is to provide additional incentives to executive officers to maximize shareholder value. The Company believes strongly in the use of stock options because they align employee interests directly with shareholder value. The option program also utilizes vesting periods to encourage executive officers to remain with the Company and to encourage long-term increases in Company stock value. The Company grants stock options to all employees upon hiring and anticipates that it may use stock options as a bonus vehicle in the future. A program of cash awards for excellence in performance and attainment of goals is currently in place.

    Although provided for under the Company incentive plans, the Company presently does not use stock appreciation rights as a compensation vehicle.

COMPENSATION OF EXECUTIVE OFFICERS

    The only executive officer of the Company for the majority of 2000 was George W. Dunbar, Jr., who served as the Company's Acting President and CEO. His compensation is described under EMPLOYMENT AND SEVERANCE AGREEMENTS above.

                                         COMPENSATION AND STOCK OPTION COMMITTEE
                                                                   Mark J. Levin
                                                                John J. Schwartz

                               PERFORMANCE GRAPH

NOTE: THE STOCK PRICE PERFORMANCE SHOWN ON THE GRAPH BELOW IS NOT NECESSARILY INDICATIVE OF FUTURE STOCK PRICE PERFORMANCE.

    The graph below compares the cumulative total returns on the Company's Common Stock with the cumulative total returns of the Amex Biotechnology Stock Index and the S&P 500 Index for the period from the Company's initial public offering until December 31, 2000. (1)

   COMPARISON OF CUMULATIVE TOTAL RETURNS ON COMMON STOCK OF STEMCELLS, INC.,
              THE AMEX BIOTECHNOLOGY STOCK INDEX AND S&P 500 INDEX
  FOR THE PERIOD FROM THE COMPANY'S INITIAL PUBLIC OFFERING UNTIL DECEMBER 31,
                                      2000

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

DOLLARS

                          MAR '92  DEC '92  DEC '93  DEC '94  DEC '95  DEC '96  DEC '97  DEC '98  DEC '99  DEC '00
COMPANY                       100    79.49   125.64    46.15   175.64    92.31    41.03    15.07    15.07    28.58
S&P 200 INDEX                 100   110.41   121.53   119.88   160.48   192.99   252.84   263.53   314.99   323.71
AMEX BIOTECH STOCK INDEX      100    94.41    64.07    45.41    74.88       80    89.88    159.9   338.09    343.1

------------------------

(1) Based on the closing price of the Company's Common Stock on the first day of trading on the NASDAQ National Market System. Cumulative total returns assume reinvestment of all dividends and a hypothetical investment of $100 on March 26, 1992.

                       OPTION GRANTS IN LAST FISCAL YEAR

    The following table provides information on option grants in 2000 to the named executive officers.

                               NUMBER OF                                                    POTENTIAL REALIZABLE VALUE
                              SECURITIES       PERCENT OF                                   AT ASSUMED ANNUAL RATES OF
                              UNDERLYING     TOTAL OPTIONS                                 STOCK PRICE APPRECIATION FOR
                                OPTIONS        GRANTED TO       EXERCISE                          OPTION TERM(3)
                                GRANTED       EMPLOYEES IN       PRICE       EXPIRATION   ------------------------------
NAME                         (# OF SHARES)   FISCAL YEAR(1)   ($/SHARE)(2)      DATE       0%($)      5%($)      10%($)
----                         -------------   --------------   ------------   ----------   --------   --------   --------
Richard M. Rose, M.D.......           0             0                0               0          0          0           0
George W. Dunbar, Jr.......      73,000(4)         22%           1.094        10/15/01    271,998    307,120     345,580
George W. Dunbar, Jr.......      12,031(4)          4%           4.156        10/15/01     13,162     19,467      26,371
Ann Tsukamoto, Ph.D........           0             0                0               0          0          0           0
Ronnda Bartel, Ph.D........           0             0                0               0          0          0           0

------------------------

(1) The Company granted options covering 330,031 shares of Common Stock to employees in the fiscal year ended December 31, 2000.

(2) The exercise price may be paid by delivery of already-owned shares and tax withholding obligations related to exercise may be paid by offset of the underlying shares, subject to certain conditions.

(3) As suggested by the Commission's rules on executive compensation disclosure, the Company has presented option values based on arbitrary growth rates. The Company does not necessarily agree that the information presented properly values the options described.

(4) As of December 31, 2000, options for 85,031 shares were fully vested.

           AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL
                             YEAR-END OPTION VALUES

    The following table provides information about option exercises in 2000 by the named executive officers and the value of such officers' unexercised options at December 31, 2000.

                                                           NUMBER OF SECURITIES
                                                          UNDERLYING UNEXERCISED         VALUE OF UNEXERCISED
                                                                OPTIONS AT              IN-THE-MONEY OPTIONS AT
                              SHARES                        FISCAL YEAR-END(1)           FISCAL YEAR-END($)(2)
                            ACQUIRED ON      VALUE      ---------------------------   ---------------------------
NAME                        EXERCISE(#)   REALIZED($)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                        -----------   -----------   -----------   -------------   -----------   -------------
Richard M. Rose, M.D......    156,250       865,328             0         93,750              0              0
George W. Dunbar, Jr......     42,000       209,160        24,031              0         11,248              0
Ann Tsukamoto, Ph.D.......          0             0        78,082         33,168         29,638         35,161
Ronnda Bartel, Ph.D.......          0             0        19,270         33,230         24,814         43,058

------------------------

(1) December 31, 2000.

(2) The closing price of the Company's Common Stock on December 29, 2000 (the last trading day of 2000) on the NASDAQ National Market System was $ 2.500. The numbers shown reflect the value of options accumulated over all years of employment.

                               PROPOSAL NUMBER 1
                             ELECTION OF DIRECTORS

    The number of directors is currently fixed at five. The Company's Restated Certificate of Incorporation and Amended and Restated By-laws provide for the classification of the Board of Directors into three classes, as nearly equal in number as possible, with the term of office of one class expiring each year. Unless otherwise instructed, the enclosed proxy will be voted to elect the nominees named below, who are now Class I directors, as Class I directors for a term of three years expiring at the 2004 Annual Meeting of Stockholders and until their successors are duly elected and qualified. Proxies cannot be voted for a greater number of persons than the number of nominees named below. It is expected that the nominees will be able to serve, but if any are unable to serve, the proxy will be voted for a substitute nominee or nominees designated by the Board of Directors. The nominees for election as Class I directors and the incumbent Class II and III directors are as follows:

        NOMINEES FOR ELECTION AS CLASS I DIRECTORS -- TERMS EXPIRE 2004

NAME                              PRINCIPAL OCCUPATION        AGE                POSITION
----                          ----------------------------  --------   ----------------------------
Mark J. Levin...............  Chairman of the Board and        50      Director
                              Chief Executive Officer of
                              Millennium
                              Pharmaceuticals, Inc.

John J. Schwartz, Ph.D......  President, Quantum               67      Director, Chairman of the
                              Strategies Management                    Board
                              Company

    Mark J. Levin, a founder of the Company, has served as a director since the Company's inception. From inception until January 1990 and from May 1990 until February 1991, Mr. Levin served as the Company's President and acting Chief Executive Officer. From November 1991 until March 1992, he served as Chief Executive Officer of Tularik, Inc., a biotechnology company. From August 1991 until August 1993, Mr. Levin was Chief Executive Officer and a director of Focal, Inc., a biomedical company. Mr. Levin is currently the Chairman of the Board and Chief Executive Officer of Millennium Pharmaceuticals, Inc., a biotechnology company. Mr. Levin is also currently on the Board of Directors of Focal, Inc. and Tularik, Inc.

    John J. Schwartz, Ph.D. was elected to the Board of Directors of the Company in December 1998 and was elected Chairman of the Board at the same time. He is the former President and Chief Executive Officer of SyStemix, Inc. Dr. Schwartz is currently President of Quantum Strategies Management Company, a registered investment advisor located in Atherton, California. Prior to his positions at SyStemix, he served as Assistant Professor, Vice President and General Counsel at Stanford University in California. Dr. Schwartz was graduated from Harvard Law School in 1958 and received his Ph.D. degree in physics from the University of Rochester in 1965.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES DESCRIBED ABOVE

                INCUMBENT CLASS II DIRECTOR -- TERM EXPIRES 2002

NAME                              PRINCIPAL OCCUPATION        AGE                POSITION
----                          ----------------------------  --------   ----------------------------
Irving L. Weissman, M.D.....  Professor, Stanford              61      Director
                              University

    Irving L. Weissman, M.D. was elected to the Board of Directors of the Company in September 1997. Dr. Weissman is the Karel and Avice Beekhuis Professor of Cancer Biology, Professor of Pathology and Professor of Developmental Biology at Stanford University. Dr. Weissman is a cofounder and was a member of the Scientific Advisory Board of SyStemix, Inc. He has also served on the Scientific Advisory Boards of Amgen Inc., DNAX and T-Cell Sciences, Inc., all of which are biotechnology companies. Dr. Weissman is a member of the National Academy of Sciences and also serves as Chairman of the Scientific Advisory Board of the Company.

               INCUMBENT CLASS III DIRECTORS -- TERMS EXPIRE 2003

NAME                                 PRINCIPAL OCCUPATION       AGE                POSITION
----                              --------------------------  --------   ----------------------------
Martin McGlynn..................  President and CEO,             54      Director, Executive Officer
                                  StemCells, Inc.

Roger Perlmutter, M.D., Ph.D....  Vice President, Research,      48      Director
                                  Amgen, Inc.

    Martin M. McGlynn joined the company on January 15, 2001 when he was appointed President and Chief Executive Officer of the company and of its wholly-owned subsidiary, StemCells California, Inc. From 1994 until he joined the company, Mr. McGlynn was President and Chief Executive Officer of Pharmadigm, Inc., a privately held company in Salt Lake City, Utah, engaged in research and development in the fields of inflammation and genetic immunization. Mr. McGlynn received a bachelor of commerce degree from University College, Dublin, Ireland in 1968, a diploma in industrial engineering from the Irish Institute of Industrial Engineering in 1970, and a diploma in production planning from the University of Birmingham, England in 1971.

    Roger M. Perlmutter, M.D., Ph.D., was elected to the board of directors in December 2000. Dr. Perlmutter is Executive Vice President, Research and Development, of Amgen, Inc., a position he has held since January 2001. Prior to joining Amgen, Dr. Perlmutter was Executive Vice President, Worldwide Basic Research and Preclinical Development, Merck Research Laboratories, a division of Merck & Co., Inc., a position he held since August 1999. He joined Merck in February 1997 as Senior Vice President, Merck Research Laboratories, from February 1997 to December 1998 and as Executive Vice President from
February 1999 to July 1999. Prior to joining Merck, Dr. Perlmutter was a professor in the Departments of Immunology, Biochemistry and Medicine at the University of Washington from January 1991 to January 1997 and served as chairman of the Department of Immunology at the University of Washington from May 1989 to January 1997. He also was an Investigator at the Howard Hughes Medical Institute from October 1991 to January 1997. Dr Perlmutter has been a member of the board of directors of The Irvington Institute for Immunological Research since 1997 and of the Institute for Systems Biology since 1999.
Dr. Perlmutter is licensed to practice medicine in the State of California and the State of Washington. He was graduated from Reed College in 1973 and received his M.D. and Ph.D. degrees from Washington University, St. Louis, Missouri in 1979.

                               PROPOSAL NUMBER 2
                   ADOPTION OF THE 2001 EQUITY INCENTIVE PLAN

    In April 2001, the Board of Directors adopted the 2001 Equity Incentive Plan (the "Plan"), subject to shareholder approval.

    The purpose of the Plan is to advance the interests of the Company by enhancing its ability to attract and retain executive officers, employees, directors and other persons or entities providing services to the Company who are in a position to make significant contributions to the success of the Company, and to reward participants for such contributions, through ownership of shares of Common Stock (the "Stock") of the Company. The Plan is intended to accomplish these goals by enabling the Company to grant awards in the form of options, stock appreciation rights, restricted stock, unrestricted stock or deferred stock, or performance awards, loans or supplemental grants or combinations thereof, all as more fully described below. The Plan will be the successor to both the Company's 1992 Equity Incentive Plan and its 1992 Stock Option Plan for Non-Employee Directors. No awards may be made under either of the 1992 plans after February 12, 2002.

OVERVIEW

    The Plan will be administered by the Board of Directors (the "Board"). Under the Plan, the Board may grant stock options, stock appreciation rights, restricted stock, unrestricted stock, deferred stock, and performance awards (in cash or stock), or combinations thereof, and may waive the terms and conditions of any award. A total of 3,000,000 shares of Stock may be issued under the Plan. Employees of the Company, including executive officers, directors and other persons or entities providing services to the Company or its subsidiaries who are in a position to make a significant contribution to the success of the Company are eligible to receive awards under the Plan.

    Section 162(m) of the Code places annual limitations on the deductibility by public companies of compensation in excess of $1,000,000 paid to each of the chief executive officer and the other four most highly compensated officers, unless, among other things, the compensation is performance-based. For compensation attributable to stock options and stock appreciation rights to qualify as performance-based, the plan under which they are granted must state a maximum number of shares with respect to which options and rights may be granted to an individual during a specified period and must be approved by the Company's shareholders. To comply with these requirements, the Plan provides that the maximum number of shares as to which awards may be granted to any participant during the life of the Plan is 500,000 and the maximum number of shares as to which stock appreciation rights may be granted to any participant during the life of the Plan is 500,000. In addition, the Plan is being submitted for shareholder approval.

    STOCK OPTIONS. The exercise price of an incentive stock option ("ISO") granted under the Plan or an option intended to qualify as performance-based compensation under Section 162(m) of the Code shall not be less than 100% of the fair market value of the Stock at the time of grant. The Board determines the exercise price of a non-ISO granted under the Plan. No stock options may be granted under the Plan after March 28, 2011, but stock options previously granted may extend beyond that date. The exercise price may be paid in cash or by check payable to the order of the Company. Subject to certain additional limitations, the Committee may also permit the exercise price to be paid by tendering shares of Stock, by delivery of a promissory note, by delivery to the Company of an undertaking by a broker to deliver promptly sufficient funds to pay the exercise price, or a combination of the foregoing.

    STOCK APPRECIATION RIGHTS (SARS). Stock appreciation rights ("SARs") may be granted either alone or in tandem with stock option grants. Each SAR entitles the holder on exercise to receive an amount in cash or Stock or a combination thereof (such form to be determined by the Committee) determined in whole or in part by reference to appreciation in the fair market value of a share of Stock. SARs may be based solely on appreciation in the fair market value of Stock or on a comparison of such appreciation with some other measure of market growth.

    STOCK AWARDS; DEFERRED STOCK. The Plan provides for awards of nontransferable shares of restricted Stock subject to forfeiture ("Restricted Stock"), as well as unrestricted shares of Stock. Share of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable period and the satisfaction of any other conditions or restrictions established by the Board. Except as the Plan may otherwise specifically provide, if a participant ceases to be an employee or ceases to continue the consulting or other similar relationship engaged in by such participant with the Company for any reason other than death during the restricted period, then the Restricted Stock must be offered to the Company for purchase for the amount of cash paid for the Restricted Stock, or forfeited to the Company if no cash was paid. The Plan also provides for deferred grants entitling the recipient to receive shares of Stock in the future at such times and on such conditions as the Board may specify.

    PERFORMANCE AWARDS. The Plan provides for performance awards entitling the recipient to receive without payment cash or Stock or a combination thereof following the attainment of performance goals determined by the Board. In the case of any performance award intended to qualify for the performance-based remuneration exception described in Section 162(m) of the Code (an "Exempt Award"), the Board will in writing pre-establish specific performance goals that are based upon any one or more operational, result or event-specific goals.

    LOANS AND SUPPLEMENTAL GRANTS. The Plan provides that the Board has full authority to decide whether to make a loan to a participant in connection with the purchase of Stock under an award or with the payment of any applicable income tax recognized as a result of an award. The Plan also provides that, in connection with any award, the Board may provide for and grant a cash award with certain limitations as to the amount of the supplemental grant.

    TERMINATION. Except as otherwise provided by the Board, if a participant dies, options and SARs exercisable immediately prior to death may be exercised by the participant's executor, administrator or transferee during a period of one year following such death (or for the remainder of their original term, if less). Options and SARs not exercisable at a participant's death terminate. In the case of termination for reasons other than death, options and SARs remain exercisable, to the extent they were exercisable immediately prior to termination, for three months (or for the remainder of their original term, if less); provided that if in the Board's judgment the reason for the award holder's termination casts discredit on the Company sufficient to justify immediate termination of the award, then such award will immediately terminate.

    CHANGE OF CONTROL. In the case of certain mergers, consolidations or other transactions in which the Company is acquired or is liquidated and there is a surviving or acquiring corporation, the Plan permits the Board to arrange for the assumption of awards outstanding under the Plan or the grant to participants of replacement awards by that corporation. All outstanding awards not assumed by the surviving or acquiring corporation shall become exercisable immediately prior to the consummation of such merger, consolidation or other transaction and upon such consummation all outstanding awards that have not been assumed or replaced will terminate.

    AMENDMENT. The Board may amend the Plan or any outstanding award at any time, provided that no such amendment will, without the approval of the shareholders of the Company, effectuate a change for which shareholder approval is required in order for the Plan to continue to qualify for the award of ISOs under Section 422 of the Code or for the award of performance-based compensation under Section 162(m) of the Code.

NEW PLAN BENEFIT

    The future benefits or amounts that would be received under the Plan by the executive officers and the non-executive officer employees are discretionary and are therefore not determinable at this time. The Company has adopted the following methodology for granting options to Directors: upon election or appointment to an initial term on the Board, the Company will grant a Director an option to purchase 20,000 shares at fair market value, which option will vest ratably over 3 years. On the third anniversary date, each re-elected Director will be granted an additional option to purchase 15,000 shares at fair market value, which option will vest ratably over 3 years. In addition, each Director will receive a retainer of $18,000 annually and the Chairman of the Board of Directors will receive a retainer of $35,000 annually, payable in options to purchase the Company's Common Stock at $.25 per share.

FEDERAL TAX EFFECTS

    The following discussion summarizes certain federal income tax consequences of the issuance and receipt of options under the Plan. The summary does not purport to cover federal employment tax or other federal tax consequences that may be associated with the Plan, nor does it cover state, local or non-U.S. taxes.

    INCENTIVE STOCK OPTIONS. In general, an optionee realizes no taxable income upon the grant or exercise of an ISO. However, the exercise of an ISO may result in an alternative minimum tax liability to the optionee. With certain exceptions, a disposition of shares purchased under an ISO within two years from the date of grant or within one year after exercise produces ordinary income to the optionee (and a deduction to the Company) equal to the value of the shares at the time of exercise less the exercise price. Any additional gain recognized in the disposition is treated as a capital gain for which the Company is not entitled to a deduction. If the optionee does not dispose of the shares until after the expiration of these one- and two-year holding periods, any gain or loss recognized upon a subsequent sale is treated as a long-term capital gain or loss for which the Company is not entitled to a deduction.

    NONSTATUTORY (NON-ISO) OPTIONS. In general, in the case of a non-ISO, the optionee has no taxable income at the time of grant but realizes income in connection with exercise of the option in an amount equal to the excess (at the time of exercise) of the fair market value of the shares acquired upon exercise over the exercise price. A corresponding deduction is available to the Company. Upon a subsequent sale or exchange of the shares, appreciation or depreciation after the date of exercise is treated as capital gain or loss for which the Company is not entitled to a deduction.

    In general, an ISO that is exercised more than three months after termination of employment (other than termination by reason of death) is treated as a non-ISO. ISOs are also treated as non-ISOs to the extent they first become exercisable by an individual in any calendar year for shares having a fair market value (determined as of the date of grant) in excess of $100,000.

    Under the so-called "golden parachute" provisions of the Code, the vesting or accelerated exercisability of awards in connection with a change in control of the Company may be required to be valued and taken into account in determining whether participants have received compensatory payments, contingent on the change in control, in excess of certain limits. If these limits are exceeded, a substantial portion of amounts payable to the participant, including income recognized by reason of the grant, vesting or exercise of awards under the Plan, may be subject to an additional 20% federal tax and may not be deductible to the Company.

    EFFECTIVE DATE OF THE 2001 EQUITY INCENTIVE PLAN. The 2001 Equity Incentive Plan will become effective as of May 31, 2001, provided that it is approved by the shareholders at this meeting.

RECOMMENDATION

    The Board of Directors of the Company has unanimously approved a proposal to adopt the 2001 Equity Incentive Plan set forth herein as Annex A (the "Plan") and recommended that the proposed Plan be submitted to the Company's stockholders for consideration and approval at the Annual Meeting. The affirmative vote of a majority of all votes entitled to be cast at the Annual Meeting will be required to approve the Plan.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ADOPTION OF THE 2001 EQUITY INCENTIVE PLAN AS SET FORTH HEREIN AS ANNEX A.

                               PROPOSAL NUMBER 3
          RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

    The Company is asking the stockholders to ratify the selection of Ernst & Young LLP as the Company's independent public accountants for the fiscal year ending December 31, 2001. The affirmative vote of the holders of a majority of the shares represented and voting at the Annual Meeting will be required to ratify the selection of Ernst & Young LLP.

    In the event the stockholders fail to ratify the appointment, the Audit Committee of the Board of Directors will consider it as a direction to select other auditors for the subsequent year. Even if the selection is ratified, the Board at its discretion may direct the appointment of a different independent accounting firm at any time during the subsequent year if the Board determines that such a change would be in the best interests of the Company and its stockholders.

    A representative of Ernst & Young LLP is expected to attend the Annual Meeting and is not expected to make a statement, but will be available to respond to appropriate questions and may make a statement if such representative desires to do so.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE PROPOSAL TO RATIFY THE SELECTION OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2001.

                               OTHER INFORMATION

ACCOUNTING MATTERS

    The Board of Directors has selected the independent accounting firm of Ernst & Young LLP to audit the accounts of the Company for the year ending December 31, 2001.

    A representative of Ernst & Young LLP who audited the accounts of the Company for the year ended December 31, 2000 is expected to be present at the Annual Meeting of Stockholders and will be afforded the opportunity to make a statement if he or she desires to do so and is expected to be available to reply to appropriate stockholder inquiries.

STOCKHOLDER PROPOSALS

    Proposals of Stockholders submitted for consideration at the next Annual Meeting of Stockholders must be received by the Company (attention: Secretary) no later than December 3, 2001.

FORM 10-K

    The Company's Annual Report on Form 10-K for the fiscal year ended
December 31, 2000 (without exhibits), as filed with the Securities and Exchange Commission, is available without charge upon request by writing to the Company at 3155 Porter Drive, Palo Alto, CA 94304, Attention: Investor Relations.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Exchange Act requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's Common Stock, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission ("SEC"). Officers, directors and greater than ten percent stockholders are required by SEC regulations to furnish to the Company copies of all Forms 3, 4 and 5 they file. Based solely on the Company's review of copies of such forms it has received, the Company believes that all of its officers, directors and greater than ten percent beneficial owners complied on a timely basis with all filing requirements applicable to them for the year ended December 31, 2000.

OTHER BUSINESS

    The Board of Directors knows of no business that will come before the meeting for action except as described in the accompanying Notice of Meeting. However, as to any such business, the persons designated as proxies will have discretionary authority to act in their best judgment.


                                               By Order of the Board of Directors

                                               Iris Brest
                                               SECRETARY

                                               April 30, 2001

                                                                         ANNEX A

                                STEMCELLS, INC.
                           2001 EQUITY INCENTIVE PLAN

1.  PURPOSE

    The purpose of this Equity Incentive Plan (the "Plan") is to advance the interests of StemCells, Inc. (the "Company") by enhancing its ability to attract and retain employees and other persons or entities who are in a position to make significant contributions to the success of the Company and its subsidiaries through ownership of shares of the Company's common stock ("Stock").

    The Plan is intended to accomplish these goals by enabling the Company to grant Awards in the form of Options, Stock Appreciation Rights, Restricted Stock or Unrestricted Stock Awards, Deferred Stock Awards, Performance Awards, Loans or Supplement Grants, or combinations thereof, all as more fully described below.

2.  ADMINISTRATION

    The Plan will be administered by the Board of Directors of the Company (the "Board"). The Board will have authority, not inconsistent with the express provisions of the Plan and in addition to other authority granted under the Plan, to (a) grant Awards at such time or times as it may choose; (b) determine the size of each Award, including the number of shares of Stock subject to the Award; (c) determine the type or types of each Award; (d) determine the terms and conditions of each Award; (e) waive compliance by a Participant (as defined below) with any obligations to be performed by the Participant under an Award and waive any term or condition of an Award; (f) amend or cancel an existing Award in whole or in part (and if an award is cancelled, grant another Award in its place on such terms as the Board shall specify), except that the Board may not, without the consent of the holder of an Award, take any action under this clause with respect to such Award if such action would adversely affect the rights of such holder; (g) prescribe the form or forms of instruments that are required or deemed appropriate under the Plan, including any written notices and elections required of Participants, and change such forms from time to time;
(h) adopt, amend and rescind rules and regulations for the administration of the Plan; and (i) interpret the Plan and decide any questions and settle all controversies and disputes that may arise in connection with the Plan. Such determinations and actions of the Board, and all other determinations and actions of the Board made or taken under authority granted by any provision of the Plan, will be conclusive and will bind all parties. Nothing in this paragraph shall be construed as limiting the power of the Board to make adjustments under Section 7.3 or Section 8.6.

    The Board may, in its discretion, delegate some or all of its powers with respect to the Plan to a committee (the "Committee"), in which event all references (as appropriate) to the Board hereunder shall be deemed to refer to the Committee. The Committee, if one is appointed, shall consist of at least two directors. A majority of the members of the Committee shall constitute a quorum, and all determinations of the Committee shall be made by a majority of its members. Any determination of the Committee under the Plan may be made without notice or meeting of the Committee by a writing signed by a majority of the Committee members. On and after registration of the Stock under the Securities Exchange Act of 1934 (the "1934 Act"), the Board shall delegate the power to select directors and officers to receive Awards under the Plan and the timing, pricing and amount of such Awards to a committee, all members of which shall be non-employee directors within the meaning of Rule 16b-3 under the 1934 Act and "outside directors" within the meaning of section 162(m)(4)(C)(i) of the Internal Revenue Code of 1986, as amended (the "Code"). In addition, the Board may, in its discretion, delegate to a Committee consisting solely of the chief executive officer of the Company, if he or she is member of the Board of Directors, the power to grant Awards under the Plan to persons who are not, and who are not expected to be, officers or directors of the Company.

3.  EFFECTIVE DATE AND TERM OF PLAN

    The Plan will become effective on the date on which it is approved by the stockholders of the Company. Grants of Awards under the Plan may be made prior to that date (but after Board adoption of the Plan), subject to such approval of the Plan.

    No Award may be granted under the Plan after March 28, 2011, but Awards previously granted may extend beyond that date.

4.  SHARES SUBJECT TO THE PLAN

    Subject to the adjustment as provided in Section 8.6 below, the aggregate number of shares of Stock that may be delivered under the Plan will be 3,000,000. If any Award requiring exercise by the Participant for delivery of Stock terminates without having been exercised in full, or if any Award payable in Stock or cash is satisfied in cash rather than Stock, the number of shares of Stock as to which such Award was not exercised or for which cash was substituted will be available for future grants.

    Stock delivered under the Plan may be either authorized but unissued Stock or previously issued Stock acquired by the Company and held in treasury. No fractional shares of Stock will be delivered under the Plan.

    Subject to Section 8.6(a), the maximum number of shares of Stock as to which Options may be granted to any Participant during the life of the Plan is 500,000 and the maximum number of shares of Stock as to which Stock Appreciation Rights may be granted to any Participant during the life of the Plan is 500,000. For purposes of this paragraph, except as otherwise provided in regulations or other guidance issued under Section 162(m) of the Code, any repricing of an Option or Stock Appreciation Right shall be treated as an additional grant. The per-individual limitations described in this paragraph shall be construed and applied consistent with the rules and regulations under Section 162(m) of the Code.

5.  ELIGIBILITY AND PARTICIPATION

    Those eligible to receive Awards under the Plan ("Participants") will be employees of the Company or any of its subsidiaries ("Employees") and other persons or entities (including without limitation non-Employee directors of the Company or a subsidiary of the Company) who, in the opinion of the Board, are in a position to make a significant contribution to the success of the Company or its subsidiaries. A "subsidiary" for purposes of the Plan will be a corporation in which the Company owns, directly or indirectly, stock possessing 50% or more of the total combined voting power of all classes of stock.

6.  TYPES OF AWARDS

    6.1. Options

       (a) Nature of Options. An Option is an Award entitling the recipient on exercise thereof to purchase Stock at a specified exercise price.

           Both "incentive stock options," as defined in section 422 of the Code (any Option intended to qualify as an incentive stock option being hereinafter referred to as an "ISO"), and

           Options that are not incentive stock options [non-ISOs], may be granted under the Plan. ISOs shall be awarded only to Employees.

       (b) Exercise Price. The exercise price of an Option will be determined by the Board subject to the following:

           (1) The exercise price of an ISO shall not be less than 100% (110% in the case of an ISO granted to a ten-percent shareholder) of the fair market value of the Stock subject to the Option, determined as of the time the Option is granted. A "ten-percent shareholder" is any person who at the time of grant owns, directly or indirectly, or is deemed to own by reason of the attribution rules of section 424(d) of the Code, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any of its subsidiaries.

           (2) In no case may the exercise price paid for Stock which is part of an original issue of authorized Stock be less than the par value per share of the Stock.

           (3) The Board may reduce the exercise price of an Option at any time after the time of grant, but in the case of an Option originally awarded as an ISO, only with the consent of the Participant.

       (c) Duration of Options. The latest date on which an Option may be exercised will be the tenth anniversary (fifth anniversary, in the case of an ISO granted to a ten-percent shareholder) of the day immediately preceding the date the Option was granted, or such earlier date as may have been specified by the Board at the time the Option was granted.

       (d) Exercise of Options. An Option will become exercisable at such time or times, and on such conditions, as the Board may specify. The Board may at any time accelerate the time at which all or any part of the Option may be exercised.

           Any exercise of an Option must be in writing, signed by the proper person and delivered or mailed to the Company, accompanied by
           (1) any documents required by the Board and (2) payment in full in accordance with paragraph (e) below for the number of shares for which the Option is exercised.

       (e) Payment for Stock. Stock purchased on exercise of an Option must be paid for as follows: (1) in cash or by check (acceptable to the Company in accordance with guidelines established for this purpose), bank draft or money order payable to the order of the Company or
           (2) if so permitted by the instrument evidencing the Option (or in the case of an Option which is not an ISO, by the Board at or after grant of the Option), (i) through the delivery of shares of Stock which have been outstanding for at least six months (unless the Board expressly approves a shorter period) and which have a fair market value on the last business day preceding the date of exercise equal to the exercise price, or (ii) by delivery of a promissory note of the Option holder to the Company, payable on such terms as are specified by the Board, or (iii) by delivery of an unconditional and irrevocable undertaking by a broker to deliver promptly to the Company sufficient funds to pay the exercise price, or (iv) by the withholding of shares of Stock otherwise deliverable upon exercise which have a fair market value on the date of exercise at least equal to the exercise price, or (v) by any combination of the permissible forms of payment; provided, that if the Stock delivered upon exercise of the Option is an original issue of authorized Stock, at least so much of the exercise price as represents the par value of such Stock must be paid other than by the Option holder's personal check or promissory note.

       (f) Discretionary Payments. If the market price of shares of Stock subject to an Option (other than an Option which is in tandem with a Stock Appreciation Right as described in Section 6.2 below) exceeds the exercise price of the Option at the time of its exercise, the Board may cancel the Option and cause the Company to pay in cash or in shares of Common Stock (at a price per share equal to the fair market value per share) to the person exercising the Option an amount equal to the difference between the fair market value of the Stock which would have been purchased pursuant to the exercise (determined on the date the Option is cancelled) and the aggregate exercise price which would have been paid. The Board may exercise its discretion to take such action only if it has received a written request from the person exercising the Option, but such a request will not be binding on the Board.

    6.2. Stock Appreciation Rights

       (a) Nature of Stock Appreciation Rights. A Stock Appreciation Right is an Award entitling the recipient on exercise of the Right to receive an amount, in cash or Stock or a combination thereof (such form to be determined by the Board), determined in whole or in part by reference to appreciation in Stock value.

           In general, a Stock Appreciation Right entitles the Participant to receive, with respect to each share of Stock as to which the Right is exercised, the excess of the share's fair market value on the date of exercise over its fair market value on the date the Right was granted. However, the Board may provide at the time of grant that the amount the recipient is entitled to receive will be adjusted upward or downward under rules established by the Board to take into account the performance of the Stock in comparison with the performance of other stocks or an index or indices of other stocks. The Board may also grant Stock Appreciation Rights that provide, in such limited circumstances following a change in control (as determined by the Board) of the Company as the Board may specify, that the holder of such Right will be entitled to receive, with respect to each share of Stock subject to the Right, an amount equal to the excess of a specified value (which may include an average of values) for a share of Stock during a period preceding the change in control over the fair market value of a share of Stock on the date the Right was granted.

       (b) Grant of Stock Appreciation Rights. Stock Appreciation Rights may be granted in tandem with, or independently of, Options granted under the Plan. A Stock Appreciation Right granted in tandem with an Option which is not an ISO may be granted either at or after the time the Option is granted. A Stock Appreciation Right granted in tandem with an ISO may be granted only at the time the Option is granted.

       (c) Rules Applicable to Tandem Awards. When Stock Appreciation Rights are granted in tandem with Options, the following will apply:

           (1) The Stock Appreciation Right will be exercisable only at such time or times, and to the extent, that the related Option is exercisable and will be exercisable in accordance with the procedure required for exercise of the related Option.

           (2) The Stock Appreciation Right will terminate and no longer be exercisable upon the termination or exercise of the related Option, except that a Stock Appreciation Right granted with respect to less than the full number of shares covered by an Option will not be reduced until the number of shares as to which the related Option has been exercised or has terminated exceeds the number of shares not covered by the Stock Appreciation Right.

           (3) The Option will terminate and no longer be exercisable upon the exercise of the related Stock Appreciation Right.

           (4) The Stock Appreciation Right will be transferable only with the related Option.

           (5) A Stock Appreciation Right granted in tandem with an ISO may be exercised only when the market price of the Stock subject to the Option exceeds the exercise price of such option.

       (d) Exercise of Independent Stock Appreciation Rights. A Stock Appreciation Right not granted in tandem with an Option will become exercisable at such time or times, and on such conditions, as the Board may specify. The Board may at any time accelerate the time at which all or any part of the Right may be exercised.

    Any exercise of an independent Stock Appreciation Right must be in writing, signed by the proper person and delivered or mailed to the Company, accompanied by any other documents required by the Board.

    6.3. Restricted and Unrestricted Stock

       (a) Nature of Restricted Stock Award. A Restricted Stock Award entitles the recipient to acquire, for a purchase price equal to par value, shares of Stock subject to the restrictions described in paragraph (d) below ("Restricted Stock").

       (b) Acceptance of Award. A Participant who is granted a Restricted Stock Award will have no rights with respect to such Award unless the Participant accepts the Award by written instrument delivered or mailed to the Company accompanied by payment in full of the specified purchase price, if any, of the shares covered by the Award. Payment may be by certified or bank check or other instrument acceptable to the Board.

       (c) Rights as a Stockholder. A Participant who receives Restricted Stock will have all the rights of a stockholder with respect to the Stock, including voting and dividend rights, subject to the restrictions described in paragraph (d) below and any other conditions imposed by the Board at the time of grant. Unless the Board otherwise determines, certificates evidencing shares of Restricted Stock will remain in the possession of the Company until such shares are free of all restrictions under the Plan.

       (d) Restrictions. Except as otherwise specifically provided by the Plan, Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of, and if the Participant ceases to be an Employee or otherwise suffers a Status Change (as defined at Section 7.2(a) below) for any reason, must be offered to the Company for purchase for the amount of cash paid for the Stock, or forfeited to the Company if no cash was paid. These restrictions will lapse at such time or times, and on such conditions, as the Board may specify. The Board may at any time accelerate the time at which the restrictions on all or any part of the shares will lapse.

       (e) Notice of Election. Any Participant making an election under
           Section 83(b) of the Code with respect to Restricted Stock must provide a copy thereof to the Company within 10 days of the filing of such election with the Internal Revenue Service.

       (f) Other Awards Settled with Restricted Stock. The Board may, at the time any Award described in this Section 6 is granted, provide that any or all the Stock delivered pursuant to the Award will be Restricted Stock.

       (g) Unrestricted Stock. The Board may, in its sole discretion, sell to any Participant shares of Stock free of restrictions under the Plan for a price which is not less than the par value of the Stock.

    6.4. Deferred Stock

        A Deferred Stock Award entitles the recipient to receive shares of Stock to be delivered in the future. Delivery of the Stock will take place at such time or times, and on such conditions, as the Board may specify. The Board may at any time accelerate the time at which delivery of all or any part of the Stock will take place. At the time any Award described in this Section 6 is granted, the Board may provide that, at the time Stock would otherwise be delivered pursuant to the Award, the Participant will instead receive an instrument evidencing the Participant's right to future delivery of Deferred Stock.

    6.5. Performance Awards; Performance Goals

       (a) Nature of Performance Awards. A Performance Award entitles the recipient to receive, without payment, an amount in cash or Stock or a combination thereof (such form to be determined by the Board) following the attainment of Performance Goals. Performance Goals may be related to personal performance, corporate performance, departmental performance or any other category of performance deemed by the Board to be important to the success of the Company. The Board will determine the Performance Goals, the period or periods during which performance is to be measured and all other terms and conditions applicable to the Award.

       (b) Other Awards Subject to Performance Condition. The Board may, at the time any Award described in this Section 6 is granted, impose the condition (in addition to any conditions specified or authorized in this Section 6 or any other provision of the Plan) that Performance Goals be met prior to the Participant's realization of any payment or benefit under the Award.

    6.6. Loans and Supplemental Grants

       (a) Loans. The Company may make a loan to a Participant ("Loan"), either on the date of or after the grant of any Award to the Participant. A Loan may be made either in connection with the purchase of Stock under the Award or with the payment of any Federal, state and local income tax with respect to income recognized as a result of the Award. The Board will have full authority to decide whether to make a Loan and to determine the amount, terms and conditions of the Loan, including the interest rate (which may be zero), whether the Loan is to be secured or unsecured or with or without recourse against the borrower, the terms on which the Loan is to be repaid and the conditions, if any, under which it may be forgiven. However, no Loan may have a term (including extensions) exceeding ten years in duration.

       (b) Supplemental Grants. In connection with any Award, the Board may at the time such Award is made or at a later date, provide for and grant a cash award to the Participant ("Supplemental Grant") not to exceed an amount equal to (1) the amount of any federal, state and local income tax on ordinary income for which the Participant may be liable with respect to the Award, determined by assuming taxation at the highest marginal rate, plus (2) an additional amount on a grossed-up basis intended to make the Participant whole on an after-tax basis after discharging all the Participant's income tax liabilities arising from all payments under this Section 6. Any payments under this subsection (b) will be made at the time the Participant incurs Federal income tax liability with respect to the Award.

7.  EVENTS AFFECTING OUTSTANDING AWARDS

    7.1. Death

        If a Participant dies, the following will apply:

       (a) All Options and Stock Appreciation Rights held by the Participant immediately prior to death, to the extent then exercisable, may be exercised by the Participant's executor or administrator or the person or persons to whom the Option or Right is transferred by will or the applicable laws of descent and distribution, at any time within the one-year period ending with the first anniversary of the Participant's death (or such shorter or longer period as the Board may determine), and shall thereupon terminate. In no event, however, shall an Option or Stock Appreciation Right remain exercisable beyond the latest date on which it could have been exercised without regard to this Section 7. Except as otherwise determined by the Board, all Options and Stock Appreciation Rights held by a Participant immediately prior to death that are not then exercisable shall terminate at death.

       (b) Except as otherwise determined by the Board, all Restricted Stock held by the Participant must be transferred to the Company (and, in the event the certificates representing such Restricted Stock are held by the Company, such Restricted Stock will be so transferred without any further action by the Participant) in accordance with
           Section 6.3 above.

       (c) Any payment or benefit under a Deferred Stock Award, Performance Award, or Supplemental Grant to which the Participant was not irrevocably entitled prior to death will be forfeited and the Award canceled as of the time of death, unless otherwise determined by the Board.

    7.2. Termination of Service (Other Than By Death)

        If a Participant who is an Employee ceases to be an Employee for any reason other than death, or if there is a termination (other than by reason of death) of the consulting, service or similar relationship in respect of which a non-Employee Participant was granted an Award hereunder (such termination of the employment or other relationship being hereinafter referred to as a "Status Change"), the following will apply:

       (a) Except as otherwise determined by the Board, all Options and Stock Appreciation Rights held by the Participant that were not exercisable immediately prior to the Status Change shall terminate at the time of the Status Change. Any Options or Rights that were exercisable immediately prior to the Status Change will continue to be exercisable for a period of three months (or such longer period as the Board may determine), and shall thereupon terminate, unless the Award provides by its terms for immediate termination in the event of a Status Change or unless the Status Change results from a discharge for cause which in the opinion of the Board casts such discredit on the Participant as to justify immediate termination of the Award. In no event, however, shall an Option or Stock Appreciation Right remain exercisable beyond the latest date on which it could have been exercised without regard to this Section 7. For purposes of this paragraph, in the case of a Participant who is an Employee, a Status Change shall not be deemed to have resulted by reason of (i) a sick leave or other bona fide leave of absence approved for purposes of the Plan by the Board, so long as the Employee's right to reemployment is guaranteed either by statute or by contract, or (ii) a transfer of employment between the Company and a subsidiary or between subsidiary, or to the employment of a corporation (or a parent or subsidiary corporation of such corporation) issuing or assuming an option in a transaction to which section 424(a) of the Code applies.

       (b) Except as otherwise determined by the Board, all Restricted Stock held by the Participant at the time of the Status Change must be transferred to the Company (and, in the event the certificates representing such Restricted Stock are held by the Company, such Restricted Stock will be so transferred without any further action by the Participant) in accordance with Section 6.3 above.

       (c) Any payment or benefit under a Deferred Stock Award, Performance Award, or Supplemental Grant to which the Participant was not irrevocably entitled prior to the Status Change will be forfeited and the Award cancelled as of the date of such Status Change unless otherwise determined by the Board.

    7.3. Certain Corporate Transactions

        Except as provided below in this Section 7.3, on the effective date of a Corporate Transaction (as defined below) (i) each outstanding Option and Stock Appreciation Right shall automatically become exercisable with respect to one hundred percent (100%) of any portion of such Option or Stock Appreciation Right which is not then exercisable, (ii) all restrictions with respect to one hundred percent (100%) of the shares of Common Stock then subject to the restrictions of Restricted Stock awards shall lapse, (iii) one hundred percent (100%) of all payments or other benefits under each outstanding Deferred Stock Award, Performance Award and Supplemental Grant which have not then been paid or provided shall be paid or provided, and (iv) one hundred percent (100%) of the unpaid principal balance and accrued interest on each outstanding Loan shall be forgiven.

        Provisions (i) through (iv) above shall not apply to the extent an outstanding Award held by a participant who, following the covered transaction, will be employed by or otherwise providing services to a corporation which is a surviving or acquiring corporation in such transaction or an affiliate of such a corporation, is replaced by such surviving or acquiring corporation or affiliate with a replacement award which, in the judgment of the Board, is substantially equivalent to the Award and which replacement award provides that if the recipient of such replacement award suffers an Involuntary Termination (as defined below) within twenty-four (24) months after the effective date of the Corporate Transaction in which such replacement award was granted then (i) each replacement option and stock appreciation right will automatically become exercisable with respect to one hundred percent (100%) of any portion of such replacement option or stock appreciation right which is unexercisable at the time of the Involuntary Termination, (ii) all restrictions with respect to one hundred percent (100%) of the shares of stock subject to replacement restricted stock awards at the time of the Involuntary Termination shall lapse, (iii) one hundred percent (100%) of all payments or other benefits under each outstanding replacement deferred stock award, performance award and supplemental grant which have not been paid or provided as of the time of the Involuntary Termination shall be paid or provided, and (iv) one hundred percent (100%) of the unpaid principal balance and accrued interest at the time of the Involuntary Termination on each outstanding replacement loan shall be forgiven.

        The term "Corporate Transaction" shall mean the occurrence of any of the following: (i) a merger or consolidation involving the Company which results in less than 50% of the combined voting power of the surviving or resulting entity's outstanding securities being held by the stockholders of the Company who were stockholders immediately prior to such transaction, or (ii) the sale, transfer or other disposition of more than 51% of the Company's assets in a single or related series of transactions or (iii) within any twenty-four (24) consecutive month period, persons who were members of the Board immediately prior to such twenty-four
       (24) month period, together with any persons who were first elected as directors (other than as a result of any settlement of a proxy or consent solicitation contest or any action taken to avoid such a contest) during such twenty-four (24) month period by or upon the recommendation of persons who were members of the Board immediately prior to such twenty-four (24) month period and who constituted a majority of the Board at the time of such election, cease to constitute a majority of the Board.

        The term "Involuntary Termination" shall mean (i) the termination of the services of any Participant which occurs by reason of such individual's involuntary dismissal or discharge for reasons other than as a result of
       (a) the commission of any act or fraud, embezzlement or dishonesty by the Participant, (b) material unauthorized use or disclosure by such individual of confidential information or trade secrets of the Company or its successor, or (c) any other intentional misconduct by such individual adversely affecting the business or affairs of the Company or its successor in a material manner, or (ii) (d) a material diminution of the responsibilities of a Participant, (e) a reduction of more than 10% in a Participant's level of compensation (including base salary, benefits or any non-discretionary and objective-standard incentive payment or bonus award) or (c) a relocation of a Participant's principal place of employment by more than 50 miles, only if such change, reduction or relocation is effected by the Company or the successor thereto without the Participant's consent.

8.  GENERAL PROVISIONS

    8.1. Documentation of Awards

        Awards will be evidenced by such written instruments, if any, as may be prescribed by the Board from time to time. Such instruments may be in the form of agreements to be executed by both the Participant and the Company, or certificates, letters or similar instruments, which need not be executed by the Participant but acceptance of which will evidence agreement to the terms thereof.

    8.2. Rights as a Stockholder, Dividend Equivalents

        Except as specifically provided by the Plan, the receipt of an Award will not give a Participant rights as a stockholder; the participant will obtain such rights, subject to any limitations imposed by the Plan or the instrument evidencing the Award, upon actual receipt of Stock. However, the Board may, on such conditions as it deems appropriate, provide that a Participant will receive a benefit in lieu of cash dividends that would have been payable on any or all Stock subject to the Participant's Award had such Stock been outstanding. Without limitation, the Board may provide for payment to the Participant of amounts representing such dividends, either currently or in the future, or for the investment of such amounts on behalf of the Participant.

    8.3. Conditions on Delivery of Stock

        The Company will not be obligated to deliver any shares of Stock pursuant to the Plan or to remove restriction from shares previously delivered under the Plan (a) until all conditions of the Award have been satisfied or removed, (b) until, in the opinion of the Company's counsel, all applicable federal and state laws and regulation have been complied with, (c) if the outstanding Stock is at the time listed on any stock exchange, until the shares to be delivered have been listed or authorized to be listed on such exchange upon official notice of notice of issuance, and (d) until all other legal matters in connection with the issuance and delivery of such shares have been approved by the Company's counsel. If the sale of Stock has not been registered under the Securities Act of 1933, as amended, the Company may require, as a condition to exercise of the Award, such representations or agreements as counsel for the Company may consider appropriate to avoid violation of such Act and may require that the certificates evidencing such Stock bear an appropriate legend restricting transfer.

        If an Award is exercised by the Participant's legal representative, the Company will be under no obligation to deliver Stock pursuant to such exercise until the Company is satisfied as to the authority of such representative.

    8.4. Tax Withholding

        The Company will withhold from any cash payment made pursuant to an Award an amount sufficient to satisfy all federal, state and local withholding tax requirements (the "withholding requirements").

        In the case of an Award pursuant to which Stock may be delivered, the Board will have the right to require that the Participant or other appropriate person remit to the Company an amount sufficient to satisfy the withholding requirements, or make other arrangements satisfactory to the Board with regard to such requirements, prior to the delivery of any Stock. If and to the extent that such withholding is required, the Board may permit the Participant or such other person to elect at such time and in such manner as the Board provides to have the Company hold back from the shares to be delivered, or to deliver to the Company, Stock having a value calculated to satisfy the withholding requirement.

        If at the time an ISO is exercised the Board determines that the Company could be liable for withholding requirements with respect to a disposition of the Stock received upon exercise, the Board may require as a condition of exercise that the person exercising the ISO agree (a) to inform the Company promptly of any disposition (within the meaning of section 424(c) of the Code) of Stock received upon exercise, and (b) to give such security as the Board deems adequate to meet the potential liability of the Company for the withholding requirements and to augment such security from time to time in any amount reasonably deemed necessary by the Board to preserve the adequacy of such security.

    8.5. Transferability of Awards

        Except as the Board may otherwise determine in connection with gifts and except as provided below, no Award (other than an Award in the form of an outright transfer of cash or Unrestricted Stock) may be transferred other than by will or by the laws of descent and distribution, and during an employee's lifetime an Award requiring exercise may be exercised only by the Participant (or in the event of the Participant's incapacity, the person or persons legally appointed to act on the Participant's behalf). The Board may grant Options that are transferable, (i) without payment of consideration, to immediate family members of the optionee or to trusts or partnerships for such family members; the Committee may also amend outstanding Options to provide for such transferability or (ii) as is otherwise hereafter permitted in accordance with Rule 16b-3 of the 1934 Act (or any rule promulgated in replacement thereof or in substitution therefor).

    8.6. Adjustments in the Event of Certain Transactions

       (a) In the event of a stock dividend, stock split or combination of shares, recapitalization or other change in the Company's capitalization, or other distribution to common stockholders other than normal cash dividends, after the effective date of the Plan, the Board will make any appropriate adjustments to the maximum number of shares that may be delivered under the Plan under Section 4 above.

       (b) In any event referred to in paragraph (a), the Board will also make any appropriate adjustments to the number and kind of shares of stock or securities subject to Awards then outstanding or subsequently granted, any exercise prices relating to Awards and any other provision of Awards affected by such change. The Board may also make such adjustments to take into account material changes in law or in accounting practices or principles, mergers, consolidations, acquisitions, dispositions or similar corporate transactions, or any other event, if it is determined by the Board that adjustments are appropriate to avoid distortion in the operation of the Plan.

    8.7. Employment Rights, Etc.

        Neither the adoption of the Plan nor the grant of Awards will confer upon any person any right to continue retention by the Company or any subsidiary as an Employee or otherwise, or affect in any way the right of the Company or subsidiary to terminate an employment, service or similar relationship at any time. Except as specifically provided by the Board in any particular case, the loss of existing or potential profit in Awards granted under the Plan will not constitute an element of damages in the event of termination of an employment, service or similar relationship even if the termination is in violation of an obligation of the Company to the Participant.

    8.8. Deferral of Payments

        The Board may agree at any time, upon request of the Participant, to defer the date on which any payment under an Award will be made.

    8.9. Past Services as Consideration

        Where a Participant purchases Stock under an Award for a price equal to the par value of the Stock the Board may determine that such price has been satisfied by past services rendered by the Participant.

9.  EFFECT, DISCONTINUANCE, CANCELLATION, AMENDMENT AND TERMINATION

    Neither adoption of the Plan nor the grant of Awards to a Participant will affect the Company's right to grant to such Participant awards that are not subject to the Plan, to issue to such Participant Stock as a bonus or otherwise, or to adopt other plans or arrangements under which Stock will be issued to Employees.

    The Board may at any time or times amend the Plan or any outstanding Award for any purpose which may at the time be permitted by law, or may at any time terminate the Plan as to any further grants of Awards, provided that (except to the extent expressly required or permitted by the Plan) no such amendment will, without the approval of the stockholders of the Company, effectuate a change for which stockholder approval is required in order for the Plan to continue to qualify for the award of ISOs under section 422 of the Code, or for the award of performance-based compensation under section 162(m) of the Code, or to continue to qualify under Rule 16b-3 promulgated under Section 16 of the 1934 Act.

                                                                         ANNEX B

                         CHARTER OF THE AUDIT COMMITTEE
                                     OF THE
                     BOARD OF DIRECTORS OF STEMCELLS, INC.

    This Charter governs the operations of the Audit Committee.

1. STATEMENT OF POLICY

    The Audit Committee shall provide assistance to the Board of Directors in fulfilling its oversight responsibilities concerning:

    - the Company's financial reporting process;

    - the Company's financial statements and information that will be provided to the shareholders and others;

    - the systems of internal accounting and financial controls;

    - the internal audit function, when and if the Company develops one;

    - the annual independent audit of the Company's financial statements; and

    - the legal compliance and ethics programs as established by Management and the Board.

    In so doing, it is the responsibility of the Committee to maintain free and open communication between itself, the independent auditors and Management of the Company. In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the power to retain outside counsel or other experts for this purpose.

2. ORGANIZATION AND MEMBERSHIP

    The Committee shall be appointed by the Board of Directors. Beginning no later than June 14, 2001, the Committee shall consist of at least three Directors each of whom is an "Independent Director" in the sense that he or she is not an officer or an employee of the Company or its subsidiary, and does not have a relationship which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a Director. Individuals who are considered not to be independent under NASDAQ
Rule 4200 shall not be members of the Committee. All Committee members shall be financially literate, or shall become financially literate within a reasonable period after appointment to the Committee. At least one member of the Committee shall be financially sophisticated within the meaning of NASDAQ Rule 4460
(d)(2)(A).

3. SCOPE OF THE RESPONSIBILITIES OF THE AUDIT COMMITTEE

    The primary responsibility of the Audit Committee is to oversee the Company's financial reporting process on behalf of the Board and to report the results of its activities to the Board.

    The Committee shall have a clear understanding with management and the independent auditors that the Board and the Audit Committee are representatives of the Company's shareholders, and the independent auditors are ultimately accountable to them as such. The Committee shall discuss with the auditors their independence from management and the Company and the matters included in the written disclosures required by the Independence Standards Board. Annually, the Committee shall review and recommend to the board the selection of the Company's independent auditors, subject to shareholders' approval.

    The Committee shall take the appropriate actions to assure that the Company's financial reporting is of high quality, that its decision-making process for taking business risks is sound, and that its behavior is ethical.

    The Committee shall review and reassess the adequacy of this Charter at least annually and report to the Board of Directors any changes it considers necessary.

4. ALLOCATION OF RESPONSIBILITIES

    MANAGEMENT is responsible for preparing the Company's financial statements.

    THE INDEPENDENT AUDITORS are responsible for auditing those financial statements.

    The Board of Directors and the Audit Committee are representatives of shareholders. As shareholder representatives, they have ultimate authority and responsibility to select, evaluate, and, where appropriate, replace the outside auditor; they also have the authority and responsibility to nominate the outside auditor to be proposed for shareholder approval in any proxy statement. The independent auditors are ultimately accountable to them.

5. PROCESSES OF THE COMMITTEE

    The Committee's procedures in carrying out its responsibilities should remain flexible, in order to respond to changing conditions and circumstances. The following shall be the principal recurring processes of the Committee, but are established as a guide with the understanding that the Committee may supplement them as appropriate.

    - The Committee shall have a clear understanding with Management and the independent auditors of the responsibilities of each as set forth above.

    - The Committee shall take, or recommend that the full Board take, appropriate action to oversee the independence of the Company's outside auditor. It shall require a formal written statement from the auditor delineating all relationships between the auditor and the Company, and shall engage actively in a dialogue with the auditor with respect to any disclosed relationships or services that may impact the auditor's objectivity and independence.

    - The Committee shall discuss with the independent auditors the overall scope and plans for their audit. Also, the Committee shall discuss with Management and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company's system to monitor and manage business risk, and legal and ethical compliance programs. Further, the Committee shall meet with the independent auditors, with and without Management present, to discuss the results of their examinations.

    - The Committee shall review the interim financial statements with Management and the independent auditors prior to the filing of the Company's Quarterly Report on Form 10-Q. Also, the Committee shall discuss the results of the quarterly review and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards. The Chair of the Committee may represent the entire Committee for the purposes of this review.

    - The Committee shall review with Management and the independent auditors the financial statements to be included in the Company's Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of Form 10-K), including their judgment about the quality, and not just the acceptability, of the accounting principles used, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. Also, the Committee shall discuss the results of the annual audit and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards.

    All references in this Charter to NASDAQ Rules shall be understood to mean the Rule or its successor as amended from time to time.

                                 DETACH HERE

                                    PROXY

                                STEMCELLS, INC.

                 ANNUAL MEETING OF STOCKHOLDERS, MAY 31, 2001

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned stockholder, by completing this card, hereby appoints Martin McGlynn and Iris Brest, or either of them with power of substitution to each, proxies of the undersigned to vote at the Annual Meeting of Stockholders of StemCells, Inc. to be held on May 31, 2001 at 3155 Porter Drive, Palo Alto, California at 2:00 p.m., local time, or at any adjournments thereof, all of the shares of Common Stock, par value $.01 per share, of StemCells, Inc. that the undersigned would be entitled to vote if personally present. The undersigned instructs such proxies or their substitutes to act on the following matter as specified by the undersigned, and to vote in such manner as they may determine on any other matter that may properly come before the meeting.


SEE REVERSE       CONTINUED AND TO BE SIGNED ON REVERSE SIDE       SEE REVERSE
   SIDE                                                               SIDE

VOTE BY TELEPHONE                       VOTE BY INTERNET

It's fast, convenient, and immediate!   It's fast, convenient, and your vote is
Call toll-free on a touch-tone phone    immediately confirmed and posted.
1-877-PRX-VOTE (1-877-779-8683).

Follow these four easy steps:           Follow these four easy steps:

1. Read the accompanying Proxy          1. Read the accompanying Proxy
   Statement and Proxy Card.               Statement and Proxy Card.

2. Call the toll-free number            2. Go to the Website
   1-877-PRX-VOTE (1-877-779-8683).        http://www.eproxyvote.com/stem.

3. Enter your 14-digit Voter Control    3. Enter your 14-digit Voter Control
   Number located on your Proxy Card       Number located on your Proxy Card
   above your name.                        above your name.

4. Follow the recorded instructions.     4. Follow the instructions provided.

YOUR VOTE IS IMPORTANT!                  YOUR VOTE IS IMPORTANT!
Call 1-877-PRX-VOTE anytime!             Go to http://www.eproxyvote.com/stem
                                         anytime!

   DO NOT RETURN YOU PROXY CARD IF YOU ARE VOTING BY TELEPHONE OR INTERNET.

                                 DETACH HERE

/X/  Please mark
     votes as in
     this example.

This proxy when properly executed will be voted in the manner specified by the undersigned stockholder(s), if no contrary direction is made, this proxy will be voted FOR The election of the nominee for director named below, FOR the amendment of the Company's Restated Certificate of Incorporation to change its corporate name, FOR the ratification of the selection of public accountants, and in the discretion of the named proxies as to any other matter that may come before the meeting.

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                                                                                                             FOR  AGAINST  ABSTAIN
1. To elect the following nominees as Class 1 directors:        2. To adopt the 2001 Equity Incentive Plan   / /    / /      / /
   Nominees: (01) Mark J. Levin,                                   as proposed.
             (02) John J. Schwartz, Ph.D.
                                 WITHHELD                       3. To ratify the selection of Ernst & Young
             FOR                   FROM                            LLP as independent public accountants of  / /    / /      / /
             BOTH    / /   / /     BOTH                            the Company for the fiscal year ending
           NOMINEES              NOMINEES                          December 31, 2001.

/ /                                                             4. By my signature below, I confer to the named proxies
   ---------------------------------------                         discretionary authority to vote upon such other business as may
(INSTRUCTION, To withhold authority to vote for any                properly come before the meeting of any continuations and
individual nominee, write that nominee's name in the               adjournments thereof.
space provided above.)
                                                               THE BOARD OF DIRECTORS OF STEMCELLS, INC. RECOMMENDS A VOTE FOR THE
                                                               NOMINEES FOR DIRECTOR LISTED TO THE LEFT, A VOTE TO ADOPT THE 2001
                                                               EQUITY INCENTIVE PLAN, AND A VOTE FOR RATIFICATION OF THE SELECTION
                                                               OF INDEPENDENT PUBLIC ACCOUNTANTS.

                                                               MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT                 / /


                                                               Note: Please sign exactly as name appears on this card. All joint owners should sign. When signing as an executor, administrator, attorney, or guardian or as a custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's title. If a partner, sign in partnership name.

Signature:___________________________  Date:______________  Signature:___________________________  Date:______________

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